UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2008

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On January 16, 2008, the Company announced the filing of the first amendment to the Batesville Holdings, Inc. Form 10 registration statement with the U.S. Securities and Exchange Commission. The filing is related to the previously announced separation of Hillenbrand's two operating companies, Hill-Rom, the company's medical technology business, and Batesville Casket, the company's death care business. The separation is now expected to be completed March 31, 2008, at the end of the company's second fiscal-year quarter. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99 Press release dated January 16, 2008 issued by the Company.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

January 17, 2008	By:	/S/ Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

January 17, 2008	By:	/S/ Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Press release dated January 16, 2008 issued by the Company.